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Exhibit 10.3

AMENDMENT TO LOAN AGREEMENT

        This Amendment to Loan Agreement (this "Amendment") is executed effective February 13, 2007, by and between THOMAS GROUP, INC., a Delaware corporation ("Borrower") and JPMORGAN CHASE BANK, N.A., a national banking association ("Bank") ("Lender").

RECITALS:

        A.    Lender and Borrower executed a Credit Agreement dated December 15, 2006 (the "Loan Agreement"), pursuant to which Lender has provided Borrower certain credit facilities.

        B.    Lender and Borrower desire to enter into this Amendment to provide for a change in the capital expenditures covenant as more particularly set forth herein.

AGREEMENTS:

        In consideration of the premises and the mutual agreements herein set forth, Borrower and Lender hereby agree as follows:

Article I
Amendments to Loan Agreement

        Section 1.01.    Defined Terms.    Each capitalized term not otherwise defined herein shall have the meaning assigned to such term in the Loan Agreement.

        Section 1.02.    Capital Expenditures.    Section 5.10 the Loan Agreement is hereby amended and restated in the entirety to read as follows:

    "5.10 Capital Expenditures. Permit the aggregate Capital Expenditures of Borrower and its Subsidiaries to exceed: (i) for the calendar year ending December 31, 2007, $1,000,000, and (ii) for each calendar year thereafter, $500,000 on an annual basis."

Article II
Conditions Precedent

        Section 2.01.    Conditions Precedent.    The effectiveness of this Amendment and the agreement by the Lender to modify the Loan Agreement as herein provided are subject to satisfaction of the following conditions precedent, unless waived in writing by the Lender:

        (a)   No Default shall have occurred and be continuing and no Default shall exist, unless such Default has been specifically waived in writing by Lender.

        (b)   If requested by Lender, Borrower shall have delivered, or cause to be delivered to Lender a certificate from the secretary or other appropriate officer of the Borrower certifying and attaching (or including therein) appropriate corporate resolutions regarding the transactions contemplated hereby and statements of incumbency.

        (c)   Borrower shall have delivered, or cause to be delivered to Lender executed counterparts of this Amendment.

        (d)   Borrower shall have delivered, or cause to be delivered to Lender: (i) the original executed stock power with respect to Borrower's equity interest in Thomas Group Hong Kong Limited ("TGHKL"), (ii) the original stock certificate of TGHKL representing the shares pledged by Borrower under the Security Documents, (iii) an executed original of the legal opinion of Baker Botts LLP, a copy of which was delivered to Lender in connection with the execution of the Loan Agreement, (iv) a copy of the executed resolutions of the Board of Directors of Borrower in connection with the execution of the Loan Agreement, and (v) the original executed Certificate of Secretary for Borrower (with all attachments) in connection with the execution of the Loan Agreement.

        (e)   Borrower shall have delivered, or cause to be delivered to Lender such other documents relating to the transactions contemplated under this Amendment as Lender may reasonably request.

Article III
Ratification, Representations and Warranties

        Section 3.01.    Ratification.    Except as expressly modified by this Amendment, the terms and provisions of the Loan Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower and Lender agree that the Loan Agreement, as amended hereby, and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. Nothing herein shall in any manner diminish, impair or extinguish the Note, any of the indebtedness evidenced thereby, any of the other Loan Documents.

        Section 3.02.    Representations and Warranties.    Borrower hereby represents and warrants to Lender that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite partnership action on the part of Borrower and will not violate any organizational document of Borrower; and (ii) the representations and warranties contained in the Loan Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties relate to an earlier date.

Article IV
Miscellaneous

        Section 4.01.    Survival of Representations and Warranties.    All representations and warranties made in the Loan Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents.

        Section 4.02.    Reference to Loan Agreement.    Any reference in the Loan Documents to the Loan Agreement shall mean a reference to the Loan Agreement, as amended hereby.

        Section 4.03.    Severability.    Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

        Section 4.04.    APPLICABLE LAW.    THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN DALLAS, TEXAS, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

        Section 4.05.    Successors and Assigns.    This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.

        Section 4.06.    Counterparts.    This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

        Section 4.07.    RELEASE.

        (a)   BORROWER, ON BEHALF OF ITSELF AND ITS SUCCESSORS AND ASSIGNS, AND EACH OF THE GUARANTORS, IF ANY, (COLLECTIVELY AND INDIVIDUALLY, 'BORROWER PARTIES'), HEREBY FULLY, FINALLY AND COMPLETELY RELEASES AND FOREVER DISCHARGES LENDER AND ITS RESPECTIVE SUCCESSORS, ASSIGNS, AFFILIATES, SUBSIDIARIES, PARENTS, OFFICERS, SHAREHOLDERS, DIRECTORS, EMPLOYEES, ATTORNEYS, AGENTS AND PROPERTIES, PAST, PRESENT AND FUTURE, AND THEIR RESPECTIVE HEIRS, SUCCESSORS AND ASSIGNS (COLLECTIVELY AND INDIVIDUALLY, 'LENDER PARTIES'), OF AND FROM ANY AND ALL CLAIMS, CONTROVERSIES, DISPUTES, LIABILITIES, OBLIGATIONS, DEMANDS, DAMAGES, DEBTS, LIENS, ACTIONS AND CAUSES OF ACTION OF ANY AND EVERY NATURE WHATSOEVER, KNOWN OR UNKNOWN, WHETHER AT LAW, BY STATUTE OR IN EQUITY, IN CONTRACT OR IN TORT, UNDER STATE OR FEDERAL JURISDICTION, AND WHETHER OR NOT THE ECONOMIC EFFECTS OF SUCH ALLEGED MATTERS ARISE OR ARE DISCOVERED IN THE FUTURE, WHICH BORROWER PARTIES HAVE AS OF THE DATE OF THIS AMENDMENT ('BORROWER'S EXECUTION DATE') OR MAY CLAIM TO HAVE AGAINST LENDER PARTIES (COLLECTIVELY, 'CLAIMS') ARISING OUT OF OR WITH RESPECT TO: (I) ANY AND ALL TRANSACTIONS RELATING TO THE LOAN OR THE LOAN DOCUMENTS OCCURRING ON OR BEFORE THE BORROWER'S EXECUTION DATE, INCLUDING ANY LOSS, COST OR DAMAGE OF ANY KIND OR CHARACTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH OR IN ANY WAY RESULTING FROM THE ACTS, ACTIONS OR OMISSIONS OF LENDER PARTIES OCCURRING ON OR BEFORE THE BORROWER'S EXECUTION DATE, (II) THE ALLEGED WRONGFUL DISHONOR BY LENDER OF ANY CHECKS OR ITEMS PRESENTED TO LENDER FOR PAYMENT FROM ANY BANK ACCOUNT OF BORROWER AT LENDER, OR ANY ACTION OF LENDER WITH RESPECT TO ANY BANK ACCOUNT OF BORROWER AT LENDER, (III) ANY ALLEGED BREACH BY LENDER OF ANY AGREEMENT, DUTY OR OBLIGATION OR ALLEGED DISCRIMINATORY OR PREDATORY ACTIONS OR LENDING BY LENDER, AND (IV) ANY VIOLATION OF THE COMMUNITY REINVESTMENT ACT BY LENDER, OR ALLEGED SLANDER OR LIBEL BY LENDER. THE FOREGOING RELEASE ('RELEASE') IS INTENDED TO BE, AND IS, A FULL, COMPLETE AND GENERAL RELEASE IN FAVOR OF LENDER PARTIES WITH RESPECT TO ALL CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION AND OTHER MATTERS DESCRIBED THEREIN, INCLUDING SPECIFICALLY, WITHOUT LIMITATION, ANY CLAIMS, DEMANDS OR CAUSES OF ACTION BASED UPON ALLEGATIONS OF NEGLIGENCE, GROSS NEGLIGENCE, WILLFUL MISCONDUCT, TORTUOUS INTERFERENCE WITH ANY BUSINESS RELATIONSHIP, AGREEMENT, OR PROSPECT OR OPPORTUNITY, RECKLESSNESS, BREACH OF DUTY, THE ALLEGED WRONGFUL DISHONOR BY LENDER OF ANY CHECKS OR ITEMS PRESENTED TO LENDER FOR PAYMENT FROM ANY BANK ACCOUNT OF BORROWER AT LENDER, ANY ACTION OF LENDER WITH RESPECT TO ANY BANK ACCOUNT OF BORROWER AT LENDER, BREACH BY LENDER OF ANY AGREEMENT, DUTY OR OBLIGATION, BREACH OF FIDUCIARY DUTY, BREACH OF ANY ALLEGED DUTY OF FAIR DEALING IN GOOD FAITH, ECONOMIC COERCION, ALLEGED DISCRIMINATORY OR PREDATORY ACTIONS OR LENDING BY LENDER, VIOLATION OF THE COMMUNITY REINVESTMENT ACT, SLANDER, LIBEL, USURY, OR ANY OTHER THEORY, CAUSE OF ACTION, OCCURRENCE, MATTER OR THING WHICH MIGHT RESULT IN LIABILITY UPON LENDER PARTIES ARISING OR OCCURRING ON OR BEFORE THE BORROWER'S EXECUTION DATE. BORROWER PARTIES UNDERSTAND AND AGREE THAT THE FOREGOING GENERAL RELEASE IS IN CONSIDERATION FOR THE AGREEMENTS OF LENDER CONTAINED HEREIN AND THAT THEY WILL RECEIVE NO FURTHER CONSIDERATION FOR SUCH RELEASE. THE PURPOSE OF THIS RELEASE IS TO RELEASE CLAIMS. NOTHING IN THIS RELEASE IS AN ADMISSION OF MERIT OR LIABILITY REGARDING ANY CLAIM RELEASED HEREIN.

        (b)   Each of the Borrower Parties represents and warrants to Lender that it: (i) read this Release and understands all of the terms and conditions hereof; (ii) agrees to this Release voluntarily with full knowledge of the significance of this Release and execution hereof, and (iii) has been represented by its own legal counsel and has been advised by counsel concerning this Release and the other terms of this Amendment. The Borrower Parties agree to assume the risk of any and all unknown, unanticipated, or misunderstood Claims that are released hereby.

        (c)   Each of the Borrower Parties represents and warrants to Lender that it has not assigned or otherwise transferred to any person or to any entity prior to the execution of this Release any alleged Claims that it has or may have had against any of the Released Parties.

        (d)   Each of the Borrower Parties represents and warrants to Lender that as of the Borrower's Execution Date, other than what has been released in this Release, it is not aware of any events, facts or grounds that provide, or could provide, the basis for any disputes, Claims, actions, lawsuits, arbitrations or administrative claims of any sort against any of the Released Parties.

        (e)   Each of the Borrower Parties represents and warrants to Lender that: (i) no promise or inducements or other consideration, other than as stated herein, has been offered or accepted by any of the Borrower Parties in exchange for the Release; and (ii) the Release is executed without reliance by any of the Borrower Parties upon any oral statements or representations by any of the Released Parties or any other party or their representatives.

NOTICE PURSUANT TO TEX. BUS. & COMM. CODE §26.02.

THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES BEFORE OR SUBSTANTIALLY CONTEMPORANEOUSLY WITH THE EXECUTION HEREOF, TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Page to Follow]

        EXECUTED as of the date set forth beside the signature of each party but to be effective as of the date first set forth above.

"LENDER"
JPMORGAN CHASE BANK, N.A.
By:	/s/ Debbie Sowards
	Name:	Debbie Sowards
	Title:	Senior Vice President
"BORROWER"
THOMAS GROUP, INC.
By:	/s/ David English
	Name:	David English
	Title:	Chief Financial Officer

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  Exhibit 10.3
AMENDMENT TO LOAN AGREEMENT
RECITALS
AGREEMENTS
Article I Amendments to Loan Agreement
Article II Conditions Precedent
Article III Ratification, Representations and Warranties
Article IV Miscellaneous
NOTICE PURSUANT TO TEX. BUS. & COMM. CODE §26.02 .